EXHIBIT 10.88

                             SUBORDINATION AGREEMENT

     This Agreement. dated as of May 11, 2000 is made between and among Peaches Entertainment Corp. ("Peaches"), URT Industries, Inc. ("URT"), and Allan Wolk Individual Retirement Account Rollover, each with an address at 1180 East
Hallandale Beach Boulevard, Hallandale, Florida 33009. URT and Wolk are hereinafter collectively sometimes referred to as the "Creditors".

     WHEREAS, pursuant to a Mortgage with Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 27, 1997, between PEC and URT, Peaches has previously granted to URT a mortgage with respect to certain improved real property owned by Peaches in Mobile, Alabama (the "Mobile Store") in order to secure certain indebtedness referred to in such instrument which is owed by Peaches to URT (the "Indebtedness to URT"); and

     WHEREAS, pursuant to a Mortgage dated May 11, 2000, Peaches has also granted to Wolk a mortgage with respect to the Mobile Store in order to secure certain indebtedness which is owed by Peaches to Wolk (the "Indebtedness to Wolk");

     WHEREAS, the Creditors desire to agree as to the relative priority of their respective claims and interests with respect to both payment of the above-referenced indebtedness to them (the "Obligations") and the security interests granted to them by Peaches securing the Obligations.

     NOW, THEREFORE, in consideration of the premises and the agreements set forth herein below, the parties agree as follows:

     1. Peaches and the Creditors agree that, solely during any period in which an event of default exists under any instrument documenting the Indebtedness to Wolk, including any instrument amending such indebtedness, whether now or hereafter executed (any such event of default being an "Event of Subordination"), Peaches shall not make to URT, and URT shall not accept from Peaches, any payment on account of the Indebtedness to URT. The parties agree that the subordination of the Indebtedness to URT as set forth in the preceding sentence (the "URT Subordination"): (a) shall be triggered only upon the occurrence of an Event of Subordination, and (b) shall continue only so long as such Event of Subordination exists (the "Default Period"), shall terminate upon the curing or termination of such Event of Subordination, and shall not affect in any way (or require any return or disgorgement, in whole or in part, of) any payment by Peaches to URT on account of the Indebtedness to URT that is made prior to or after any Default Period.

     2. URT agrees that: (a) it shall not knowingly accept or receive from Peaches any payment made by Peaches in contravention of the URT Subordination, and (b) should it, whether inadvertently or otherwise, accept or receive any such payment from Peaches in contravention of


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

the URT Subordination, then, unless the payment default by Peaches has been cured or the Indebtedness to Wolk has been paid in full, such payment shall be held in trust by URT and URT shall pay to Wolk the lesser (the "Returned URT Payments") of: (i) the amount accepted or received by URT in contravention of the URT Subordination, and (ii) the aggregate amount of all payments that are due or past due under the Indebtedness to Wolk. The payment to Wolk of the Returned URT Payments, as set forth above, shall be the sole remedy of Wolk against URT for any breach of the URT Subordination. The Obligation of Peaches to URT shall be increased by the full amount of all Returned URT Payments, and the indebtedness of Peaches to Wolk shall be decreased by the full amount of the Returned URT Payments paid to Wolk.

     3. The URT Subordination shall be applicable solely to the Indebtedness to URT, as such term is defined on the first page hereof, and any and all renewals, enlargements and modifications thereof, and not to any other obligations of Peaches to URT.

     4. Payments in contravention of the URT Subordination may be made by Peaches to URT only with the express written approval of Wolk.

     5. This Subordination Agreement shall terminate on the date that the Indebtedness to Wolk is paid in full (the "Debt Payment Date"); provided, however, that if Wolk is required to repay or disgorge any payment received on account of the Indebtedness to Wolk, this Subordination Agreement shall be automatically reinstated by the parties hereto. This Subordination Agreement may be terminated prior to the Debt Payment Date only by written notice received by URT from Wolk.

     6. Except as otherwise specifically provided herein, priority shall be determined in accordance with applicable law.

     7. This Agreement is solely for the benefit of the Creditors and their successors or assigns and no other person or persons shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. Nothing contained in this Agreement is intended to affect or limit, in any way whatsoever, any security interest (or any other interest, lien or claim) that any of the Creditors may otherwise have in any or all of the assets of Peaches, insofar as the rights of Peaches and third parties are concerned. The Creditors specifically reserve any and all of their respective rights, security interests, other interests, liens and claims, and rights to assert any of the same, as against Peaches and any third parties.

     8. Each notice or other communication given hereunder or in connection herewith shall be in writing and shall be sent by first class certified mail, postage prepaid, return receipt requested.

Notices shall be addressed as follows:

     Peaches Entertainment Corp.              URT Industries, Inc.
     1180 East Hallandale Beach Blvd.         1180 East Hallandale Beach Blvd.
     Hallandale, Florida 33009                Hallandale, Florida 33009


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

     Allan Wolk Individual Retirement Account Rollover
     c/o Allan Wolk
     1180 East Hallandale Beach Blvd.
     Hallandale, Florida 33009

or, in each case, at such other address as a party wishing to change its address for notices may specify from time to time by notice hereunder to the other parties hereto.

     9. The parties to this Subordination Agreement hereby irrevocably waive trial by jury in any court in connection with this Subordination Agreement, and each hereby certifies that no representative of any other party has expressly or impliedly represented that such other party might not enforce this jury waiver.

     10. Each of the several executed counterparts of this Agreement shall be an original. All such counterparts shall together constitute one and the same instrument. This Agreement may be amended only by a writing signed by all of the Creditors.

     11. This Subordination Agreement shell be governed by and construed in accordance with the laws of the State of Florida in all respects, including, without limitation, matters of construction, validity and performance, and the undersigned consent to service of process on the undersigned at that address of the undersigned appearing hereinabove by certified mail, return receipt requested (if possible), and such service shall be deemed to be complete five
(5) days after the same shall have been so mailed. The undersigned further consent and submit to the jurisdiction of the courts (state and federal) of the State of Florida in connection with any lawsuit relating hereto. In addition, the undersigned hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of any such lawsuit in any jurisdiction.


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

     IN WITNESS WHEREOF, the parties have hereby executed and delivered this Subordination Agreement on the day and year first set forth above.


                               Peaches Entertainment Corp.


                               By: /s/ Brian Wolk
                                   -------------------------------------
                                   Name:  Brian Wolk
                                   Title: Executive Vice President



                               URT Industries Inc., a Florida corporation
                               By: /s/ Brian Wolk
                                   -------------------------------------
                                   Name:  Brian Wolk
                                   Title: Executive Vice President



                               Allan Wolk Individual Retirement Account Rollover


                               By: /s/ Allan Wolk
                                   -------------------------------------
                                   Name:  Allan Wolk


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

STATE OF FLORIDA    )
                    ) :
BROWARD COUNTY      )

     I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Brian Wolk, an Executive Vice President of Peaches Entertainment Corp , a Florida corporation, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily as of the day the same bears date.

GIVEN under my hand and seal, this 11th day of May, 2000

/s/ Beatriz Rodriguez
--------------------------------
Notary Public
My commission expires:


                                 [NOTARIAL SEAL]


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

STATE OF FLORIDA    )
                    ) :
BROWARD COUNTY      )

     I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Brian Wolk, an Executive Vice President of URT Industries Inc., a Florida corporation, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily as of the day the same bears date.

GIVEN under my hand and seal, this 11th day of May, 2000

/s/ Beatriz Rodriguez
--------------------------------
Notary Public
My commission expires:


                                 [NOTARIAL SEAL]

STATE OF FLORIDA    )
                    ) :
BROWARD COUNTY      )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Allan Wolk, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he executed the same voluntarily on the day the same bears date.

GIVEN under my hand and seal, this 11th day of May, 2000

/s/ Beatriz Rodriguez
--------------------------------
Notary Public
My commission expires:


                                 [NOTARIAL SEAL]


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